Exhibit 99.1

March 18, 2014 10:00 am ET Dial in: (800) 230-1074 U.S. (612) 332-0342 International Passcode: 321999 Replay available until April 1st, 2014: (800) 475-6701 U.S. (320) 365-3844 International passcode: 321999 Q4 & FY 2013 EARNINGS CALL

Safe Harbor Statement Certain statements made within this presentation contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of performance and by their nature are subject to inherent uncertainties. Actual results may differ materially. Any forward-looking information relayed in this presentation speaks only as of March 18, 2014, and the Company undertakes no obligation to update that information to reflect changed circumstances. Additional information concerning these statements is contained in the Company’s press release regarding its Fourth Quarter results issued on March 18, 2014, and the Risk Factors and Forward-Looking Statements sections of the Company’s 2012 and 2013 Forms 10-K and Quarterly Reports on Form 10-Q. Copies of these filings are available from the SEC, the Hertz web site or the Company’s Investor Relations department. 2

Non-GAAP Measures The following non-GAAP measures will be used in the presentation: Definitions and reconciliations of these non-GAAP measures are provided at the end of the presentation. 3 EBITDA Corporate EBITDA Adjusted Pre-tax Income Adjusted Net Income Adjusted Diluted Earnings Per Share (Adjusted EPS) Noet Corporate Debt Net Fleet Debt Toatal Net Debt Free Cash Flow

2013 Overview Mark Frissora, Chairman and CEO Q4:13 Financial Performance Tom Kennedy, CFO 2014 Outlook Mark Frissora, Chairman and CEO HERC Separation Question & Answer Session Today’s Agenda 4

2013 HIGHLIGHTS

RECORD $10.8B CONSOLIDATED REVENUE DRIVES MARGIN EXPANSION

- U.S. RAC total revenue +29.2% YoY; adj pre-tax income +25.0% YoY
  - Continued double-digit off-airport revenue growth
- International RAC total revenue +5.0% YoY; adj pre-tax income +52.0% YoY
- New RAC brand launches

  US Corporate DOLLAR RENT A CAR EU Leisure Thrifty Car Rental EU & US Leisure Firefly CAR RENTAL
- Year-one DTG synergies ahead of schedule
  - Revenue synergies of $155M vs. $120M plan; Cost synergies of $143M vs. $140M plan
- Nearly tripled U.S. used-car retail-sales network to 65 locations Hertz Car Sales

---

- WW HERC revenue +11.0% YoY; adj pre-tax income +29.1% YoY Hertz Equipment Rental
  - Corporate EBITDA +15.9%, margin +180 bps, flow through ~60%
  - Dollar utilization +80 bps
- Donlen revenue +12.4% YoY; adj pre-tax income +21% YoY DONLEN A HERTZ COMPANY

5

RECORD CONSOLIDATED REVENUE & ADJ. PRE-TAX INCOME 6 PERFORMANCE 2013 Revenue Adj Pre-tax Corp EBITDA EPS 2013 $10,772 $1,153 $2,044 $1.63 margin 10.7% 19.0% 2012* $9,025 $892 $1,626 $1.31 margin 9.9% 18.0% CHANGE 19% 29% 26% 24% * 2012 numbers revised per 2013 10-K

2013 EARNINGS VARIANCE

Q4 EXCESS US RAC FLEET IMPACTED FY 2013 EPS BY ~$0.12

- FY:13 worldwide RAC total RPD up 0.6% vs forecast of up 1%
  - 1% change in worldwide RPD = $67M impact to 2013 adj. pre-tax income forecast
  - Q4:13 U.S. RAC total RPD down 1.4% vs. Q4:12
    - Supply / demand imbalance
    - Shifted fleet toward higher-demand, lower-priced segments
      - Hertz Classic brand airport total RPD +0.6% YoY
- Q4:13 fleet-related expenses
  - Seasonal residual value weakness dictated pace of defleeting
  - 330 bps decline in fleet efficiency YoY to ~76%
- **On track for fleet / demand alignment by Q-E March 2014**

7

8 FREE CASH FLOW 2013 Strong cash generation: higher earnings and better working capital offset higher investment spend Cash outflow primarily for: 20% stake in China Auto Rental, domestic market share leader Initiated share buyback program; Q4:13 repurchased $87.5 million Repurchase of $390.1 million of convertible notes (Millions) 2013 2012 Change Operating Cash Flow* $1,144.7 $790.9 $353.8 Net Investment** (696.0) (635.8) (60.2) Free Cash Flow $448.7 $155.1 $293.6 Excludes fleet depreciation add-back ($2,445.0 million in 2013 and $2,048.5 million in 2012) 2012 is also adjusted to reflect $129.6 million of certain DTG acquisition-related items as previously disclosed ** Includes fleet depreciation for RAC and HERC and net fleet financing for RAC

Tom Kennedy Chief Financial Officer Q4:13 FINANCIAL RESULTS BALANCE SHEET REVIEW 9

RPD** -1.4% -2.8% Trans Days +17.8% +12.6% Volume Incremental acquisition volume Opened 75 net new off-airport locations Insurance replacement +8% YoY Government shutdown and continued sequester Price Hertz Classic airport brand +0.6% YoY Accelerated growth in lower priced segments Supply/demand imbalance Q4:13 Key Revenue Drivers 10 US RAC REVENUE* +14.1% Q4:13 * Revenue includes Advantage sublease revenue ** RPD excludes Advantage sublease revenue Revenue by Market

Higher Revenue Offset by Surplus Fleet Costs Lower utilization Increased labor and logistics costs from moving fleet to higher demand regions Higher maintenance costs from extended holding periods Larger number of damage claims associated with accelerated growth in leisure segment US RAC ADJ. PRE-TAX MARGIN Q4:13 11

INTERNATIONAL1 EUROPE REVENUE Hertz Classic airport RPD +1.6% YoY Ancillary revenue higher YoY Volume +8.4% YoY Brand expansion: Thrifty, Firefly, CCL, ACE Opened 17 DTG licensee locations in Switzerland and France EUROPE PROFIT Adjusted pre-tax margin +570 bps Revenue per employee +7% YoY Fleet efficiency +290 bps YoY DOE & SGA as % revenue 300 bps improvement YoY Monthly depr/unit decreased 520 bps INTERNATIONAL RAC Q4:13 1 Includes Canada, Europe, Latin America, Caribbean, Australia, and New Zealand 12

 * Excludes FX impact ** Pricing and volume data exclude Cinelease due to the nature of that business 13 Fourth Quarter Revenue WW EQUIPMENT RENTAL Q4:13 North America 93% of Worldwide Revenue Tough YoY comp due to 2012 Hurricanes Sandy and Isaac Impacted volume and mix of equipment on rent YoY 24% growth generated in the similar 2012 period Q4:13 growth driven by construction activity, entertainment services business Partially offset by project deferrals for industrial plant upgrades YoY % Change N.A. WW Revenue* 5.5% 5.0% Rental Revenue* 6.1% 5.4% Volume** 9.8% 9.8% Pricing** 2.7% 2.4%

14 EQUIPMENT RENTAL Q4:13 Carrying 9% more fleet due to Tier-4 emission standards pre-buy * Includes non-cash purchases and sales

15 2013 Revenue WW EQUIPMENT RENTAL FY:13 * Excludes FX impact ** Pricing and volume data exclude Cinelease due to the nature of that business Worldwide HERC Revenue driven by N.A. expansion in industrial, oil & gas, specialty markets and recovering construction activity Corporate EBITDA +16%; Margin +180 bps YE:13 avg. fleet age 43 months N.A. fleet age 42 mos. One of the youngest in the industry YoY % Change N.A. World- wide Revenue* 12.8% 11.5% Rental Revenue* 13.2% 11.7% Volume** 15.0% 14.2% Pricing** 3.4% 3.1%

Corporate Liquidity as of 12/31/13 (Millions) ABL Availability: $1,157 Unrestricted Cash: 423 Corporate Liquidity: $1,580 Total net corporate debt $6.0 billion Total net fleet debt $9.0 billion Net corporate debt / corporate EBITDA ratio 2.9x Financing Activity Liquidity (Millions) Amount Purpose US RAC (Fleet) $3,325 Enhanced ABS platform established + Maturity extension Donlen (Fleet) $500 Inaugural term ABS issuance + Maturity extension Europe (Fleet) €425 4.125% Rate Reduction + Maturity Extension NET DEBT & LIQUIDITY Q4:13 16

OUTLOOK 17

 Guidance % mid-range Δ YoY Revenue $11.40 to $11.70B +7.2% Corporate EBITDA $2.06 to $2.42B +9.6% Adj. Pre-Tax Income $1.21 to $1.43B +14.5% Adj. Net Income $785 to $925M +14.1% Adjusted Diluted EPS Share count FY:13 = 465 mil $1.70 to $2.00 +13.5% Free Cash Flow $550 to $650M +33.7% Guidance based on combined-company performance expectations FINANCIAL GUIDANCE 2014 18

FINANCIAL SENSITIVITY 2014 U.S. RAC INT’L RAC HERC + 1% Transaction Days / Volume $20 $8 $4 + 1% Total RPD / Pricing $51 $19 $13 + 1% Direct OpEx / SG&A $37 $17 $9 + 1 PP Fleet utilization $27 $8 $7 + 1% Net Depreciation Expense $13 $5 $3 + 1% Residual Values1 $83 ($ in millions) Note: The sensitivity reflects any incremental change from our stated guidance 1 Calculated as if residual values as % of original vehicle cost changed by 1% across our entire existing and incoming 2014 risk fleet 19 ADJUSTED PRE-TAX SENSITIVITY TO INCREMENTAL 1% CHANGE

2014 GUIDANCE & ASSUMPTIONS

Total Revenue: $11.40 - $11.70B

- U.S. RAC revenue growth 6 - 8%
  - Total Hertz Classic airport RPD +1% YoY
  - 200 net, new OAP locations
  - Expanded into primary position at a large national insurance agency
- Int'l RAC revenue growth 5 - 7%
- Donlen revenue growth 8 – 9%
- WW HERC rental revenue growth 7 – 8%
- Incr. ~$120M DTG revenue synergies

Adj. EPS: $1.70-$2.00

- FY diluted share count of 465M
- Estimated tax rate 35%

Adj. Pre-Tax Income: $1.21-$1.43B

- U.S. RAC monthly fleet costs ~$260 p/unit
- Fleet mix ~85% risk vs 95% FY:13
  - Residual values down ~2%
- $200M in structural cost savings
- $20 - $30M decrease in cash interest expense
- Incremental ~$100M DTG cost synergies

Corp EBITDA: $2.06-$2.42B

- HERC flow-through ~55%-60%

FX: 1.38 euro/dollar rate

- Revenue and borrowings hedged in same currencies

20

Lower Higher Shorter Longer More program More risk Auction Wholesale More premium More economy 21 FLEET ASSUMPTIONS 2014 KEY DRIVERS OF U.S. RAC DEPRECIATION 1% change to residuals = $83M adjusted pre-tax income Q1:14E monthly depreciation ~$275-$280 per unit Fleet efficiency estimated at ~80%, improvement starts in Q2 * Other factors can include, but are not limited to: negotiated discounts at time of purchase, changes in manufacturer quality/perception, timing of vehicles sales, vehicle mileage and condition, and vehicle recalls

Q1:14 TRENDS

Consolidated Q1:14E earnings $0.07-$0.09 p/s


US RAC
Hertz Brand Airport RPD
February YTD
2014 ~2.5%
2013 +5%
2014 ~8%
2013 +30%
RPD
Trans Days

Impact of US RAC Excess Fleet expected to be ~$0.07-$0.08 p/s

22

Continued double-digit revenue growth Drive RAC fleet efficiency Ongoing cost productivity programs Separation of HERC business Balanced, disciplined capital allocation 23 PRIORITIES 2014

Consolidated Hertz Strategic Transformation 24 Revenue Adjusted Pre-Tax  Margin Corp. EBITDA Margin 2006 2013 $8,058M $10,772M 6.0% 10.7% 17.1% 18.9% +34% +470 bps +180bps 2006 2013 Financial Maintenance Convenants Leverage and Interest Coverage None Permanent Financing for Europe No Monoline “Wrapped” Debt Ability to Separate RAC and HERC Blended Corporate Bonds Interest Rate 8.8% 6.6%

EQUIPMENT RENTAL Strategic Transformation 25 Brand Expansion Market Penetration Technology Leader More diversified product offering Asset-light geographic growth An asset-light growth opportunity N.A. Rev. Mix FY:13 FY:06 Construction 38% 52% Industrial 26% 18% Fragmented 36% 30% Franchise & JV expansion in S.& C. America, Middle East, Asia

26 2006 2010 2013 ‘13 vs ‘10 Revenue $1,672M $1,070M $1,538M +44% Corp. EBITDA $759M $401M $667M +66% Margin 45.4% 37.5% 43.3% +580bps EQUIPMENT RENTAL Financial Transformation

Brand Expansion Market Penetration Technology Leader More diversified product offering Adjacent markets & geographies An asset-light growth opportunity 27 China: 300 locations co-branded with share leader U.S.RAC Off Airport 10 patents registered & 16 pending RENTAL CAR Strategic Transformation

28 2006 2013 Revenue $6,274M $8,707M +39% Adj. pre-tax margin 7.5% 14.1% +660 bps RENTAL CAR Financial Transformation

SUMMARY Transformation Repositioned Rental Car business Expanded into 4 brands from 1 brand, capturing synergies & new users Added Donlen leasing products and services for stability Penetrated insurance replacement market for long-term, steady growth Took leadership position in technology for greater value proposition Diversified Equipment Rental business More stable end markets - oil & gas, pump & power, industrial penetration, entertainment services Expanded product portfolio, fleet management, franchising, engineered pump & power solutions Improved asset performance and capitalization structure 29 Two Transformed Businesses – growth platforms, higher returning assets, strategically focused, strong earnings trajectories – Now Positioned to Stand Alone as Best-in-Class

Transaction SUMMARY

HERC Overview

- Tax-efficient separation of "New" Equipment Rental Business (HERC)
- "New" HERC becomes a publicly traded company
- Target net leverage ratio of 3.5x-4.0x at separation
  - ~$2.5B one-time net cash distribution to Hertz RAC post spin

Rental Car Overview

- Standalone business allows for re-evaluation of capital allocation strategy
- Board replaces prior authorization with new $1B share buyback post spin
  - May increase buyback up to 20% of outstanding shares
- Target net corporate leverage ratio of 2.5x-3.5x
  - Assumes $1.70B - $1.75B Corporate EBITDA by 2015[1]; margin 16%-16.5%
  - Fixed leverage target range and FCF profile may provide for ongoing return of capital to shareholders

Timing

- Target spin completion by early 2015
- Subject to customary closing conditions
  - IRS application submitted August 2013; Private Letter Ruling approved

Unlocking Shareholder Value by Creating Two, Strong Standalone Companies

30

[1]Assumes U.S. RAC residual values remain stable at 2014 levels

Financial Overview (2013) Key Segments / End Markets RAC Segment financials plus all corporate overhead and other reconciling items. Adjusted pre-tax income based on existing HTZ capital structure and does not adjust for any debt paydown post separation. $9.24B $1.38B 15% $861M 9% Hertz Rental Car “Post Separation” 2013 Revenue Corporate EBITDA (% Margin) Adj. Pre-Tax Income (% Margin) (1) (1) BENEFITS Separation Benefits 31 Separation Off-Airport Revenue $2.5B + HCM Leasing/ Fleet Mgmt Revenue $0.5B Airport Revenue $6.2B Pure play company Increased reporting transparency Leader in consolidated industry More stable cash generation Greater capacity to return cash to shareholders Best-in-class financial profile (1)

32 Margin Pro Forma Adj. Pre-Tax Income (1) Revenue Note: Hertz Rental Car Post-Separation financials represent RAC Segment financials plus all HGH reconciling items and unallocated corporate allocations. Pro forma Adj. Pre-Tax income based on existing HTZ capital structure and does not adjust for any debt paydown post separation. Pro Forma Corporate EBITDA Margin ($ in billions) Growth ADDS VALUE Visibility BEST-IN-CLASS FINANCIAL PERFORMANCE Should Capture Greater Valuation Hertz Rental Car Post-Separation – Financial Summary 8.4% 9.2% 7.8% 20.9% 6.8% 10.8% 12.6% 13.8% 14.9% 15.3% 4.1% 7.1% 8.7% 9.3% 10.2%

Price/NTM EPS Source: Company filings and FactSet as of March 7, 2014 1 Represents period from June 30, 2003-June 30, 2008 STATE Pre-Crisis Avg.1 Current Current as % Pre-Crisis Avg. Online Travel Agents 19.1x 28.8x 151% Equipment Rental 11.9x 17.9x 150% Leisure 15.4x 16.4x 106% Hotels 23.5x 28.1x 119% Auto Dealerships 12.4x 14.3x 116% Consumer Durables 13.8x 15.0x 108% Avis Budget 13.4x 16.6x 124% HERTZ 15.6x 12.7x 81% Combined Company Stock Trading Below Historic P/E Multiple Distinct Strategies & Investment Profiles Should Create Greater Value 33 Current

DRIVERS Potential for Increased Valuation even if both businesses only trade in line with peers 34 Value MULTIPLE EXPANSION DRIVERS Consolidated Hertz NEW Standalone RENTAL CAR Pure play ü+ Focused investor base ü+ Cash flow ü ü+ Profit Stability ü+ ROIC ü ü+ Shareholder returns ü ü+

$1.54B $667M 43% $292M 19% Construction Revenue $0.6B Fragmented Revenue $0.5B Industrial Revenue $0.4B 2013 Revenue Corporate EBITDA (% Margin) Adj. Pre-Tax Income (% Margin) HERC Segment financials as reported. Not pro forma for incremental allocations or incremental standalone costs. (1) BENEFITS 35 Separation (1) Pure play company Increased reporting transparency Attract more focused investor base Resources aligned with growth strategies Optimizes capital structure Consolidation opportunities Enhanced management focus Financial Overview (2013) Key Segments / End Markets “New” HERC Separation Benefits 1.

Target Net Debt / EBITDA ratio of 3.5x – 4.0x at separation Will make one-time cash distribution of ~$2.5B to Hertz (RAC) at spin Earnings and FCF generation should allow for ongoing deleveraging Balanced Capital Focus: debt reduction; fleet investment Prudent capital investments to promote steady base growth rate Target YE:14 Net Corporate Debt / Corporate EBITDA <3.0x With future range set between 2.5x-3.5x Appropriate to manage seasonal needs, maintain financial flexibility Ratio influenced by market conditions and strategic initiatives Balanced Capital Focus: debt reduction; share repurchases HERC proceeds fund new $1B share buyback and immediate deleveraging Under stable market conditions, absent unique investments or new fleet capex, target leverage ratio allows for potential ongoing returns to shareholders Balance CAPITAL ALLOCATION 36 HERC Hertz

Tax-free separation RAC Focus – Primarily cash generation and growth HERC Focus – Growth and cost reduction through cycle Distinct strategies and investment profiles Tailored capital structures Board replaces prior buyback authorization with new $1B plan (RAC) May increase by up to 20% of outstanding shares Target leverage ratio allows for potential ongoing capital return to shareholders SUMMARY Transaction Unlocks Significant Value for Shareholders 37 Separation of Two Strong Companies Pure Play Valuations $1B Share Repurchase Program Transaction

Table 1

HERTZ GLOBAL HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In millions, except per share amounts)

Unaudited

	Three Months Ended		As a Percentage
	December 31,		of Total Revenues
	2013	2012	2013	2012
Total revenues	$2,556.3	$2,319.7	100.0%	100.0%

Expenses:
Direct operating	1,439.3	1,257.7	56.3%	54.2%
Depreciation of revenue earning equipment and lease charges	643.0	550.0	25.2%	23.7%
Selling, general and administrative	222.2	331.1	8.7%	14.3%
Interest expense	173.1	180.5	6.8%	7.8%
Interest income	(4.3)	(2.6)	(0.2)%	(0.1)%
Other (income) expense, net	20.7	46.1	0.8%	2.0%
Total expenses	2,494.0	2,362.8	97.6%	101.9%
Income (loss) before income taxes	62.3	(43.1)	2.4%	(1.9)%
(Provision) benefit for taxes on income	(62.9)	6.3	(2.5)%	0.3%
Net loss attributable to Hertz Global Holdings, Inc. and Subsidiaries’ common stockholders	$(0.6)	$(36.8)	(0.1)%	(1.6)%

Weighted average number of shares outstanding:
Basic	447.2	421.1
Diluted	464.3	421.1

Loss per share attributable to Hertz Global Holdings, Inc. and Subsidiaries’ common stockholders:
Basic	$—	$(0.09)
Diluted	$—	$(0.09)

	Year Ended		As a Percentage
	December 31,		of Total Revenues
	2013	2012	2013	2012
Total revenues	$10,771.9	$9,024.9	100.0%	100.0%

Expenses:
Direct operating	5,752.0	4,806.0	53.4%	53.3%
Depreciation of revenue earning equipment and lease charges	2,525.5	2,128.9	23.4%	23.6%
Selling, general and administrative	1,022.2	968.1	9.5%	10.7%
Interest expense	716.0	649.9	6.6%	7.2%
Interest income	(11.6)	(4.9)	(0.1)%	(0.1)%
Other (income) expense, net	104.7	35.5	1.0%	0.4%
Total expenses	10,108.8	8,583.5	93.8%	95.1%
Income before income taxes	663.1	441.4	6.2%	4.9%
Provision for taxes on income	(316.9)	(202.8)	(2.9)%	(2.2)%
Net income attributable to Hertz Global Holdings, Inc. and Subsidiaries’ common stockholders	$346.2	$238.6	3.2%	2.6%

Weighted average number of shares outstanding:
Basic	422.3	419.9
Diluted	463.9	448.2

Earnings per share attributable to Hertz Global Holdings, Inc. and Subsidiaries’ common stockholders:
Basic	$0.82	$0.57
Diluted (a)	$0.76	$0.53

(a)  We had a change in policy in Q1 2013 with respect to settling the conversion of our 5.25% Convertible Senior Notes due June 2014.  For 2013, this policy change results in an adjustment to the numerator (net income) of our earnings per share computation.  The numerator is adjusted to add back the after-tax amount of interest recognized in the period associated with the Convertible Senior Notes on the same pro rata basis.

Note: During the fourth quarter of 2013, management identified certain errors and revised previously issued financial statements as of and for the years ended December 31, 2012 and 2011 and the related interim periods. These out of period errors totaling $46.3 million, of which $34.7 million ($21.0 million, net of tax) related to vendor incentives (reduced pre-tax income by $12.9 million in 2011 and $2.4 million in 2012) which had been accounted for as a reduction of marketing expenses instead of reducing the cost of revenue earning equipment, charges related to certain assets and allowances for doubtful accounts in Brazil (reduced pre-tax income by $4.4 million in 2010, $6.2 million in 2011 and $3.6 million in 2012), as well as other immaterial errors (decreased pre-tax income by $2.4 million in 2010 and $3.2 million in 2012, and increased pre-tax income by $ 0.4 million in 2011). We have concluded that these errors to previously issued financial statements are not material. These errors and revised financial statements will be more fully described in our Form 10-K.

Table 2

HERTZ GLOBAL HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In millions)

Unaudited

	Three Months Ended December 31, 2013				Three Months Ended December 31, 2012
	As			As	As			As
	Reported	Adjustments		Adjusted	Reported	Adjustments		Adjusted
Total revenues	$2,556.3	$—		$2,556.3	$2,319.7	$—		$2,319.7

Expenses:
Direct operating	1,439.3	(62.1	)(a)	1,377.2	1,257.7	(42.7	)(a)	1,215.0
Depreciation of revenue earning equipment and lease charges	643.0	(4.2	)(b)	638.8	550.0	(4.1	)(b)	545.9
Selling, general and administrative	222.2	(21.1	)(c)	201.1	331.1	(126.4	)(c)	204.7
Interest expense	173.1	(13.8	)(d)	159.2	180.5	(34.8	)(d)	145.7
Interest income	(4.3)			(4.3)	(2.6)			(2.6)
Other (income) expense, net	20.7	(22.8	)(e)	(2.1)	46.1	(45.8	)(e)	0.3
Total expenses	2,494.0	(124.0)		2,370.0	2,362.8	(253.8)		2,109.0
Income (loss) before income taxes	62.3	124.0		186.3	(43.1)	253.8		210.7
(Provision) benefit for taxes on income	(62.9)	(2.3	)(f)	(65.2)	6.3	(77.9	)(f)	(71.6)
Net income (loss) attributable to Hertz Global Holdings, Inc. and Subsidiaries’ common stockholders	$(0.6)	$121.7		$121.1	$(36.8)	$175.9		$139.1

Weighted average number of diluted shares outstanding	464.3	464.3		464.3	421.1	421.1		421.1
Diluted earnings (loss) per share (g)(h)	$—	$0.26		$0.26	$(0.09)	$0.42		$0.33

	Year Ended December 31, 2013				Year Ended December 31, 2012
	As			As	As			As
	Reported	Adjustments		Adjusted	Reported	Adjustments		Adjusted
Total revenues	$10,771.9	$—		$10,771.9	$9,024.9	$—		$9,024.9

Expenses:
Direct operating	5,752.0	(199.0	)(a)	5,553.0	4,806.0	(131.1	)(a)	4,674.9
Depreciation of revenue earning equipment and lease charges	2,525.5	(11.9	)(b)	2,513.6	2,128.9	(12.1	)(b)	2,116.8
Selling, general and administrative	1,022.2	(105.5	)(c)	916.7	968.1	(160.8	)(c)	807.3
Interest expense	716.0	(68.4	)(d)	647.6	649.9	(101.1	)(d)	548.8
Interest income	(11.6)			(11.6)	(4.9)			(4.9)
Other (income) expense, net	104.7	(105.3	)(e)	(0.6)	35.5	(45.8	)(e)	(10.3)
Total expenses	10,108.8	(490.1)		9,618.7	8,583.5	(450.9)		8,132.6
Income before income taxes	663.1	490.1		1,153.2	441.4	450.9		892.3
Provision for taxes on income	(316.9)	(86.7	)(f)	(403.6)	(202.8)	(100.6	)(f)	(303.4)
Net income attributable to Hertz Global Holdings, Inc. and Subsidiaries’ common stockholders	$346.2	$403.4		$749.6	$238.6	$350.3		$588.9

Weighted average number of diluted shares outstanding	463.9	463.9		463.9	448.2	448.2		448.2
Diluted earnings per share (g)(h)	$0.76	$0.87		$1.63	$0.53	$0.78		$1.31

(a)         Represents the increase in amortization of other intangible assets, depreciation of property and equipment and accretion of certain revalued liabilities relating to purchase accounting.  For the three months ended December 31, 2013 and 2012, also includes restructuring and restructuring related charges of $24.8 million and $7.3 million, respectively.  For the year ended December 31, 2013 and 2012, also includes restructuring and restructuring related charges of $45.8 million and $28.6 million, respectively. Also includes $7.9 million related to the impact of Hurricane Sandy for the three and twelve months ended December 31, 2012.

(b)         Represents the increase in depreciation of equipment rental revenue earning equipment based upon its revaluation relating to purchase accounting.

(c)          Represents an increase in depreciation of property and equipment relating to purchase accounting. For the three months ended December 31, 2013 and 2012, also includes restructuring and restructuring related charges of $2.1 million and $7.2 million, respectively.  For the year ended December 31, 2013 and 2012, also includes restructuring and restructuring related charges of $52.8 million and $20.5 million, respectively. For all periods presented, also includes other adjustments which are detailed in Table 6.

(d)         Represents debt-related charges relating to the amortization of deferred debt financing costs and debt discounts.

(e)          Primarily represents impairment charges, debt extinguishment loss, inducement costs on coversion of debt to equity and premiums paid on debt

(f)           Represents a provision for income taxes derived utilizing a normalized income tax rate (35% for 2013 and 34% for 2012).

(g)          Adjusted diluted earnings per share represents a non-GAAP measure, see the accompanying reconciliations and definitions.

(h)         See footnote explanation in Table 1.

Table 3

HERTZ GLOBAL HOLDINGS, INC.

SEGMENT AND OTHER INFORMATION

(In millions, except per share amounts)

Unaudited

	Three Months Ended		Year Ended
	December 31,		December 31,
	2013	2012	2013	2012
Revenues:
U.S. Car Rental	$1,476.3	$1,293.6	$6,324.4	$4,893.2
International Car Rental	544.2	514.5	2,382.5	2,268.5
Worldwide Equipment Rental	400.9	385.3	1,538.0	1,385.4
All Other Operations	134.9	126.3	527.0	477.8
Other reconciling items	—	—	—	—
	$2,556.3	$2,319.7	$10,771.9	$9,024.9

Depreciation of property and equipment:
U.S. Car Rental	$33.8	$27.2	$129.2	$99.3
International Car Rental	9.0	6.7	28.0	25.2
Worldwide Equipment Rental	8.7	9.4	33.9	34.1
All Other Operations	0.9	0.5	3.6	2.8
Other reconciling items	3.2	1.9	10.6	11.2
	$55.6	$45.7	$205.3	$172.6

Amortization of other intangible assets:
U.S. Car Rental	$16.2	$10.7	$64.6	$27.6
International Car Rental	2.3	1.6	7.6	6.9
Worldwide Equipment Rental	9.9	10.4	40.2	40.4
All Other Operations	1.8	1.8	7.2	7.2
Other reconciling items	0.4	0.5	1.9	1.8
	$30.6	$25.0	$121.5	$83.9

Income (loss) before income taxes:
U.S. Car Rental	$144.2	$98.9	$932.6	$707.0
International Car Rental	(34.5)	(26.6)	41.8	45.3
Worldwide Equipment Rental	63.7	51.5	233.3	151.8
All Other Operations	8.8	8.5	35.8	25.0
Other reconciling items	(119.9)	(175.4)	(580.4)	(487.7)
	$62.3	$(43.1)	$663.1	$441.4

Corporate EBITDA (a):
U.S. Car Rental	$201.8	$244.0	$1,218.8	$969.1
International Car Rental	30.7	(0.4)	182.3	130.8
Worldwide Equipment Rental	179.6	176.9	666.6	575.1
All Other Operations	14.1	11.0	52.7	39.2
Other reconciling items	(20.7)	(23.2)	(76.7)	(87.8)
	$405.5	$408.3	$2,043.7	$1,626.4

Adjusted pre-tax income (loss) (a):
U.S. Car Rental	$169.7	$217.6	$1,091.1	$872.8
International Car Rental	15.2	(11.0)	141.2	92.9
Worldwide Equipment Rental	85.4	82.4	292.1	226.2
All Other Operations	14.8	13.4	57.3	47.6
Other reconciling items	(98.8)	(91.7)	(428.5)	(347.2)
	$186.3	$210.7	$1,153.2	$892.3

Adjusted net income (loss) (a):
U.S. Car Rental	$110.3	$143.6	$709.2	$576.0
International Car Rental	9.9	(7.3)	91.8	61.3
Worldwide Equipment Rental	55.5	54.4	189.9	149.3
All Other Operations	9.6	8.8	34.0	31.4
Other reconciling items	(64.2)	(60.4)	(275.3)	(229.1)
	$121.1	$139.1	$749.6	$588.9

Weighted average number of diluted shares outstanding (a)	464.3	421.1	463.9	448.2

Adjusted diluted earnings per share (a)(b)	$0.26	$0.33	$1.63	$1.31

(a)                       Represents a non-GAAP measure, see the accompanying reconciliations and definitions.

(b)                       See footnote explanation in Table 1.

Note:  “Other Reconciling Items” includes general corporate expenses and certain interest expense (including net interest on corporate debt). See Tables 5 and 6.

Table 4

HERTZ GLOBAL HOLDINGS, INC.

SELECTED OPERATING AND FINANCIAL DATA

Unaudited

	Three	Percent		Percent
	Months	change	Year	change
	Ended, or as	from	Ended, or as	from
	of December 31,	prior year	of December 31,	prior year
	2013	period	2013	period

Selected U.S. Car Rental Operating Data

Number of transactions (in thousands)	6,713	16.0%	27,093	23.6%
Transaction days (in thousands) (a)	32,875	16.1%	133,181	26.2%
Total RPD (b)	$44.91	(1.4)%	$47.00	1.5%
Average number of cars (Company-operated)	472,200	22.4%	468,500	31.2%
Average number of cars (Leased)	18,000	N/M	21,500	N/M
Revenue earning equipment, net (in millions)	$8,629.0	16.1%	$8,629.0	16.1%

Selected International Car Rental Operating Data

Number of transactions (in thousands)	1,806	4.5%	7,527	4.4%
Transaction days (in thousands) (a)	10,473	5.5%	45,019	4.1%
Total RPD (b)	$52.49	0.1%	$53.81	0.5%
Average number of cars (Company-operated)	154,300	3.6%	159,700	3.9%
Average number of cars (Leased)	1,400	0.0%	1,600	14.3%
Revenue earning equipment, net (in millions)	$2,047.1	(5.4)%	$2,047.1	(5.4)%

Selected Worldwide Equipment Rental Operating Data

Rental and rental related revenue (in millions) (b) (c)	$370.5	5.4%	$1,415.0	11.7%
Same store revenue growth , including growth initiatives (b) (c)	4.8%	(64.2)%	9.6%	11.6%
Average acquisition cost of rental equipment operated during the period (in millions)	$3,501.5	8.2%	$3,401.2	10.8%
Revenue earning equipment, net (in millions)	$2,416.3	9.7%	$2,416.3	9.7%

Selected All Other Operations Operating Data
Average number of cars during period (Donlen - under lease and maintenance)	173,800	7.0%	169,600	12.5%
Revenue earning equipment, net (in millions)	$1,101.0	0.5%	$1,101.0	0.5%

Other Financial Data (in millions)

Cash flows provided by operating activities	$753.5	25.5%	$3,589.7	32.5%
Free cash flow (b)	428.2	3.2%	448.7	(189.3)%
EBITDA (b)	960.5	27.1%	4,220.8	21.5%
Corporate EBITDA (b)	405.5	(0.6)%	2,043.7	25.7%

	December 31,	December 31,
	2013	2012
Selected Balance Sheet Data (in millions)
Cash and cash equivalents	$423.2	$545.5
Total revenue earning equipment, net	14,193.4	12,896.6
Total assets	24,588.4	23,264.3
Total debt	16,309.4	15,448.6
Net corporate debt (b)	5,992.4	5,942.2
Net fleet debt (b)	9,033.9	8,409.3
Total net debt (b)	15,026.3	14,351.5
Total equity	2,771.2	2,486.2

(a)              Transaction days represent the total number of days that vehicles were on rent in a given period.

(b)              Represents a non-GAAP measure, see the accompanying reconciliations and definitions.

(c)               Based on 12/31/12 foreign exchange rates.

N/M Percentage change not meaningful.

Table 5

HERTZ GLOBAL HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS BY REPORTABLE SEGMENTS

(In millions, except per share amounts)

Unaudited

	Three Months Ended December 31, 2013						Three Months Ended December 31, 2012
					Other						Other
	U.S. Car	Int’l Car	Equipment	All Other	Reconciling		U.S. Car	Int’l Car	Equipment	All Other	Reconciling
	Rental	Rental	Rental	Operations	Items	Total	Rental	Rental	Rental	Operations	Items	Total
Total revenues:	$1,476.3	$544.2	$400.9	$134.9	$—	$2,556.3	$1,293.6	$514.5	$385.3	$126.3	$—	$2,319.7
Expenses:
Direct operating and selling, general and administrative	961.9	396.9	248.5	12.0	42.2	1,661.5	850.6	386.0	245.5	13.3	93.4	1,588.8
Depreciation of revenue earning equipment and lease charges	333.4	124.8	75.7	109.1	0.0	643.0	246.0	128.0	73.9	102.1	0.0	550.0
Interest expense	51.6	28.4	14.1	3.6	75.4	173.1	43.5	29.7	14.8	2.7	89.8	180.5
Interest income	(2.8)	(0.4)	(0.2)	(0.3)	(0.6)	(4.3)	(0.3)	(2.0)	0.0	(0.3)	0.0	(2.6)
Other (income) expense, net	(12.0)	29.0	(0.9)	1.7	2.9	20.7	54.9	(0.6)	(0.4)	0.0	(7.8)	46.1
Total expenses	1,332.1	578.7	337.2	126.1	119.9	2,494.0	1,194.7	541.1	333.8	117.8	175.4	2,362.8

Income (loss) before income taxes	$144.2	$(34.5)	$63.7	$8.8	$(119.9)	$62.3	$98.9	$(26.6)	$51.5	$8.5	$(175.4)	$(43.1)

	Year Ended December 31, 2013						Year Ended December 31, 2012
					Other						Other
	U.S. Car	Int’l Car	Equipment	All Other	Reconciling		U.S Car	Int’l Car	Equipment	All Other	Reconciling
	Rental	Rental	Rental	Operations	Items	Total	Rental	Rental	Rental	Operations	Items	Total
Total revenues:	$6,324.4	$2,382.5	$1,538.0	$527.0	$—	$10,771.9	$4,893.2	$2,268.5	$1,385.4	$477.8	$—	$9,024.9
Expenses:
Direct operating and selling, general and administrative	3,902.6	1,667.1	958.5	51.1	194.9	6,774.2	3,014.2	1,583.5	911.7	50.5	214.2	5,774.1
Depreciation of revenue earning equipment and lease charges	1,269.3	532.0	298.8	425.4	0.0	2,525.5	940.6	528.2	272.1	388.0	0.0	2,128.9
Interest expense	192.8	114.3	51.8	14.7	342.4	716.0	176.9	124.2	52.0	15.2	281.6	649.9
Interest income	(7.2)	(1.3)	(0.4)	(0.8)	(1.9)	(11.6)	(0.4)	(3.0)	(0.4)	(0.9)	(0.2)	(4.9)
Other (income) expense, net	34.3	28.6	(4.0)	0.8	45.0	104.7	54.9	(9.7)	(1.8)	0.0	(7.9)	35.5
Total expenses	5,391.8	2,340.7	1,304.7	491.2	580.4	10,108.8	4,186.2	2,223.2	1,233.6	452.8	487.7	8,583.5

Income (loss) before income taxes	$932.6	$41.8	$233.3	$35.8	$(580.4)	$663.1	$707.0	$45.3	$151.8	$25.0	$(487.7)	$441.4

Table 6

HERTZ GLOBAL HOLDINGS, INC.

RECONCILIATION OF GAAP TO NON-GAAP EARNINGS MEASURES

(In millions, except per share amounts)

Unaudited

ADJUSTED PRE-TAX INCOME (LOSS) AND ADJUSTED NET INCOME (LOSS)

	Three Months Ended December 31, 2013						Three Months Ended December 31, 2012
					Other						Other
	U.S. Car	Int’l Car	Equipment	All Other	Reconciling		U.S. Car	Int’l Car	Equipment	All Other	Reconciling
	Rental	Rental	Rental	Operations	Items	Total	Rental	Rental	Rental	Operations	Items	Total
Income (loss) before income taxes	144.2	(34.5)	63.7	8.8	(119.9)	62.3	98.9	(26.6)	51.5	8.5	(175.4)	(43.1)
Adjustments:
Purchase accounting (a):
Direct operating and selling, general and administrative	16.3	2.5	9.9	2.1	0.5	31.3	12.1	0.8	12.9	2.3	0.7	28.8
Depreciation of revenue earning equipment	—	—	—	1.2	—	1.2	—	1.7	—	2.4	—	4.1
Debt-related charges (b)	8.1	3.8	1.2	1.0	(0.3)	13.8	2.7	3.2	1.3	0.2	9.9	17.3
Restructuring charges (c)	4.5	2.7	6.0	—	6.2	19.4	(0.4)	9.6	1.7	—	1.1	12.0
Restructuring related charges (c)	0.1	6.4	1.6	—	(0.6)	7.5	2.9	—	(0.8)	—	0.4	2.5
Derivative (gains) losses (c)	—	0.1	—	—	0.4	0.5	—	0.3	—	—	0.7	1.0
Integration expenses (d)	6.1	—	—	—	4.8	10.9	—	—	—	—	—	—
Acquisition related costs (d)	—	—	—	—	4.8	4.8	96.4	—	—	—	47.7	144.1
Relocation costs (d)	—	—	—	—	3.4	3.4	—	—	—	—	—	—
Impairment charges and other (c)	—	—	—	—	—	—	—	—	—	—	—	—
Premiums paid on debt (f)	—	28.7	—	—	—	28.7	—	—	—	—	—	—
Other unusual/non-recurring (c)	(9.6)	5.5	3.0	1.7	1.9	2.5	5.0	—	15.8	—	23.2	44.0
Adjusted pre-tax income (loss)	169.7	15.2	85.4	14.8	(98.8)	186.3	217.6	(11.0)	82.4	13.4	(91.7)	210.7
Assumed (provision) benefit for income taxes (e)	(59.4)	(5.3)	(29.9)	(5.2)	34.6	(65.2)	(74.0)	3.7	(28.0)	(4.6)	31.3	(71.6)
Adjusted net income (loss)	$110.3	$9.9	$55.5	$9.6	$(64.2)	$121.1	$143.6	$(7.3)	$54.4	$8.8	$(60.4)	$139.1

	Year Ended December 31, 2013						Year Ended December 31, 2012
					Other						Other
	U.S. Car	Int’l Car	Equipment	All Other	Reconciling		U.S Car	Int’l Car	Equipment	All Other	Reconciling
	Rental	Rental	Rental	Operations	Items	Total	Rental	Rental	Rental	Operations	Items	Total
Income (loss) before income taxes	932.6	41.8	233.3	35.8	(580.4)	663.1	707.0	45.3	151.8	25.0	(487.7)	441.4
Adjustments:
Purchase accounting (a):
Direct operating and selling, general and administrative	65.2	9.7	40.2	8.3	2.0	125.4	34.3	6.9	44.3	8.3	3.7	97.5
Depreciation of revenue earning equipment	—	—	—	6.8	—	6.8	—	1.7	—	10.4	—	12.1
Debt-related charges (b)	14.0	14.0	4.6	5.7	30.1	68.4	19.2	15.1	5.0	3.8	40.5	83.6
Restructuring charges (c)	22.8	19.3	8.4	—	26.5	77.0	5.3	21.1	8.8	—	2.8	38.0
Restructuring related charges (c)	2.8	15.9	1.7	—	1.4	21.8	5.6	2.4	0.5	0.3	2.3	11.1
Derivative (gains) losses (c)	0.2	0.3	—	—	0.5	1.0	—	0.4	—	(0.2)	0.7	0.9
Integration expenses (d)	18.1	—	—	—	21.9	40.0	—	—	—	—	—	—
Acquisition related costs (d)	—	—	—	—	18.5	18.5	96.4	—	—	—	67.3	163.7
Relocation costs (d)	—	—	—	—	7.8	7.8	—	—	—	—	—	—
Impairment charges and other (c)	44.0	—	—	—	—	44.0	—		—	—	—	—
Premiums paid on debt (f)	—	28.7	—	—	—	28.7	—	—	—	—	—	—
Other unusual/non-recurring (c)	(8.6)	11.5	3.9	0.7	43.2	50.7	5.0	—	15.8	—	23.2	44.0
Adjusted pre-tax income (loss)	1,091.1	141.2	292.1	57.3	(428.5)	1,153.2	872.8	92.9	226.2	47.6	(347.2)	892.3
Assumed (provision) benefit for income taxes (e)	(381.9)	(49.4)	(102.2)	(20.1)	150.0	(403.6)	(296.8)	(31.6)	(76.9)	(16.2)	118.1	(303.4)
Adjusted net income (loss)	$709.2	$91.8	$189.9	$37.2	$(278.5)	$749.6	$576.0	$61.3	$149.3	$31.4	$(229.1)	$588.9

(a)         Represents the purchase accounting effects of the December 21, 2005 acquisition on our results of operations relating to increased depreciation and amortization of tangible and intangible assets and accretion of workers’ compensation and public liability and property damage liabilities.  Also represents the purchase accounting effects of certain subsequent acquisitions on our results of operations relating to increased depreciation and amortization of intangible assets.

(b)         Represents debt-related charges relating to the amortization of deferred debt financing costs and debt discounts.

(c)          Amounts are included within direct operating and selling, general and administrative and other (income) expense in our statement of operations.

(d)         Amounts are included within selling, general and administrative expense in our statement of operations.

(e)          Represents a provision for income taxes derived utilizing a normalized income tax rate (35% for 2013 and 34% for 2012).

(f)           Represents premiums paid to redeem the 8.50% Former European Fleet Notes in November 2013.

Table 7

HERTZ GLOBAL HOLDINGS, INC.

RECONCILIATION OF GAAP TO NON-GAAP EARNINGS MEASURES

(In millions)

Unaudited

FREE CASH FLOW, EBITDA, AND CORPORATE EBITDA

	Three Months Ended		Year Ended
	December 31,		December 31,
FREE CASH FLOW (1)	2013	2012	2013	2012

Income before income taxes	$62.3	$86.5	$663.1	$571.0
Depreciation of property and equipment	55.6	45.7	205.3	172.6
Amortization of intangibles and debt costs	44.4	42.3	189.9	167.5
Cash paid for income taxes	(14.5)	(28.7)	(70.9)	(71.7)
Changes in assets and liabilities, net of effects of acquisitions, and other	(14.5)	51.6	157.3	(48.5)
Net cash provided by operating activities excluding depreciation of revenue earning equipment	133.3	197.4	1,144.7	790.9
U.S. car rental fleet growth (a)	(31.1)	339.7	(510.7)	86.4
International car rental fleet growth (a)	287.2	(28.3)	247.1	(201.8)
Equipment rental fleet growth (a)	23.3	(32.5)	(234.4)	(313.7)
All other operations rental fleet growth (a)	72.1	6.5	42.7	(31.6)
Property and equipment expenditures, net of disposals	(56.6)	(40.3)	(240.7)	(175.1)
Net investment activity	294.9	245.1	(696.0)	(635.8)
Free cash flow	$428.2	$442.5	$448.7	$155.1

(1) 2012 free cash flow excludes certain DTG acquisition related items of approximately $129.6 million as previously disclosed.

(a) Worldwide car rental fleet growth is defined as worldwide car rental fleet capital expenditures, net of proceeds from disposals, plus worldwide car rental fleet depreciation and net worldwide car rental fleet financing.  Worldwide equipment rental fleet growth is defined as worldwide equipment rental fleet expenditures, net of proceeds from disposals, plus depreciation. The calculation reflects the following:

	Three Months Ended December 31, 2013					Three Months Ended December 31, 2012
	U.S Car	Int’l Car	Equipment	All Other		U.S Car	Int’l Car	Equipment	All Other
FLEET GROWTH	Rental	Rental	Rental	Operations	Total	Rental	Rental	Rental	Operations	Total
Revenue earning equipment expenditures	$(662.3)	$(19.2)	$(90.0)	$(207.1)	$(978.6)	$(1,183.9)	$(344.0)	$(156.4)	$(244.0)	$(1,928.3)
Proceeds from disposal of revenue earning equipment	839.3	587.9	37.6	130.1	1,594.9	1,316.7	770.8	50.0	148.7	2,286.2
Net revenue earning equipment capital expenditures	177.0	568.7	(52.4)	(77.0)	616.3	132.8	426.8	(106.4)	(95.3)	357.9
Depreciation of revenue earning equipment	333.4	102.0	75.7	109.1	620.2	245.9	111.9	73.9	102.1	533.8
Net financing activity related to car rental fleet	(541.5)	(383.5)	—	40.0	(885.0)	(39.0)	(567.0)	—	(0.3)	(606.3)
Fleet growth	$(31.1)	$287.2	$23.3	$72.1	$351.5	$339.7	$(28.3)	$(32.5)	$6.5	$285.4

	Year Ended December 31, 2013					Year Ended December 31, 2012
	U.S Car	Int’l Car	Equipment	All Other		U.S Car	Int’l Car	Equipment	All Other
	Rental	Rental	Rental	Operations	Total	Rental	Rental	Rental	Operations	Total
Revenue earning equipment expenditures	$(6,024.3)	$(2,593.3)	$(671.5)	$(1,009.2)	$(10,298.3)	$(5,067.5)	$(2,586.0)	$(763.0)	$(1,196.3)	$(9,612.8)
Proceeds from disposal of revenue earning equipment	4,328.2	2,242.1	138.3	555.5	7,264.1	4,181.8	2,076.7	177.2	689.4	7,125.1
Net revenue earning equipment capital expenditures	(1,696.1)	(351.2)	(533.2)	(453.7)	(3,034.2)	(885.7)	(509.3)	(585.8)	(506.9)	(2,487.7)
Depreciation of revenue earning equipment	1,269.7	451.1	298.8	425.4	2,445.0	939.9	449.1	272.1	388.0	2,049.1
Net financing activity related to car rental fleet	(84.3)	147.2	—	71.0	133.9	32.2	(141.6)	—	87.3	(22.1)
Fleet growth	$(510.7)	$247.1	$(234.4)	$42.7	$(455.3)	$86.4	$(201.8)	$(313.7)	$(31.6)	$(460.7)

	Three Months Ended December 31, 2013						Three Months Ended December 31, 2012
					Other						Other
	U.S Car	Int’l Car	Equipment	All Other	Reconciling		U.S Car	Int’l Car	Equipment	All Other	Reconciling
EBITDA AND CORPORATE EBITDA	Rental	Rental	Rental	Operations	Items	Total	Rental	Rental	Rental	Operations	Items	Total

Income (loss) before income taxes	$144.2	$(34.5)	$63.7	$8.8	$(119.9)	$62.3	$98.9	$(26.6)	$51.5	$8.5	$(175.4)	$(43.1)
Depreciation and amortization	383.4	136.3	94.3	111.8	3.6	729.4	283.9	136.6	93.7	104.4	2.4	621.0
Interest, net of interest income	48.8	28.0	13.9	3.3	74.8	168.8	43.2	27.8	14.8	2.3	89.8	177.9
EBITDA	576.4	129.8	171.9	123.9	(41.5)	960.5	426.0	137.8	160.0	115.2	(83.2)	755.8
Adjustments:
Car rental fleet interest	(50.2)	(25.2)	—	(3.4)	—	(78.8)	(42.4)	(26.9)	—	(2.3)	—	(71.6)
Car rental fleet depreciation	(333.4)	(124.8)	—	(109.1)	—	(567.3)	(246.0)	(128.0)	—	(102.1)	—	(476.1)
Non-cash expenses and charges (b)	7.9	7.6	0.1	1.0	0.3	16.9	2.5	7.1	—	0.2	5.1	14.9
Extraordinary, unusual or non-recurring gains and losses (c)	1.1	43.3	7.6	1.7	20.5	74.2	103.9	9.6	16.7	—	54.9	185.1
Corporate EBITDA	$201.8	$30.7	$179.6	$14.1	$(20.7)	$405.5	$244.0	$(0.4)	$176.7	$11.0	$(23.2)	$408.1

	Year Ended December 31, 2013						Year Ended December 31, 2012
					Other						Other
	U.S Car	Int’l Car	Equipment	All Other	Reconciling		U.S Car	Int’l Car	Equipment	All Other	Reconciling
	Rental	Rental	Rental	Operations	Items	Total	Rental	Rental	Rental	Operations	Items	Total

Income (loss) before income taxes	$932.6	$41.8	$233.3	$35.8	$(580.4)	$663.1	$707.0	$45.3	$151.8	$25.0	$(487.7)	$441.4
Depreciation and amortization	1,463.1	568.6	372.9	436.2	12.5	2,853.3	1,067.5	561.3	346.6	398.0	13.0	2,386.4
Interest, net of interest income	185.6	113.0	51.4	13.9	340.5	704.4	176.5	121.2	51.6	14.3	281.4	645.0
EBITDA	2,581.3	723.4	657.6	485.9	(227.4)	4,220.8	1,951.0	727.8	550.0	437.3	(193.3)	3,472.8
Adjustments:
Car rental fleet interest	(185.3)	(102.4)	—	(14.2)	—	(301.9)	(172.0)	(111.5)	—	(13.9)	—	(297.4)
Car rental fleet depreciation	(1,269.3)	(532.0)	—	(425.4)	—	(2,226.7)	(940.6)	(528.2)	—	(388.0)	—	(1,856.8)
Non-cash expenses and charges (b)	13.0	17.9	0.1	5.7	31.4	68.1	18.4	19.2	—	3.5	27.4	68.5
Extraordinary, unusual or non-recurring gains and losses (c)	79.1	75.4	8.9	0.7	119.3	283.4	112.3	23.5	25.1	0.3	78.1	239.3
Corporate EBITDA	$1,218.8	$182.3	$666.6	$52.7	$(76.7)	$2,043.7	$969.1	$130.8	$575.1	$39.2	$(87.8)	$1,626.4

(b) As defined in the credit agreements for the senior credit facilities, Corporate EBITDA excludes the impact of certain non-cash expenses and charges.  The adjustments reflect the following:

	Three Months Ended December 31, 2013						Three Months Ended December 31, 2012
					Other						Other
	U.S Car	Int’l Car	Equipment	All Other	Reconciling		U.S. Car	Int’l Car	Equipment	All Other	Reconciling
NON-CASH EXPENSES AND CHARGES	Rental	Rental	Rental	Operations	Items	Total	Rental	Rental	Rental	Operations	Items	Total

Non-cash amortization of debt costs included in car rental fleet interest	$7.9	$3.8	$—	$1.0	$—	$12.7	$2.5	$3.2	$—	$0.2	$—	$5.9
Non-cash stock-based employee compensation charges	—	3.7	0.1	—	(0.1)	3.7	—	3.6	—	—	4.4	8.0
Derivative gains	—	0.1	—	—	0.4	0.5	—	0.3	—	—	0.7	1.0
Total non-cash expenses and charges	$7.9	$7.6	$0.1	$1.0	$0.3	$16.9	$2.5	$7.1	$—	$0.2	$5.1	$14.9

2

	Year Ended December 31, 2013						Year Ended December 31, 2012
					Other						Other
	U.S Car	Int’l Car	Equipment	All Other	Reconciling		U.S Car	Int’l Car	Equipment	All Other	Reconciling
	Rental	Rental	Rental	Operations	Items	Total	Rental	Rental	Rental	Operations	Items	Total

Non-cash amortization of debt costs included in car rental fleet interest	$12.8	$14.0	$—	$5.6	$—	$32.4	$18.4	$15.2	$—	$3.7	$—	$37.3
Non-cash stock-based employee compensation charges	—	3.6	0.1	—	30.9	34.6	—	3.6	—	—	26.7	30.3
Derivative gains	0.2	0.3	—	0.1	0.5	1.1	—	0.4	—	(0.2)	0.7	0.9
Total non-cash expenses and charges	$13.0	$17.9	$0.1	$5.7	$31.4	$68.1	$18.4	$19.2	$—	$3.5	$27.4	$68.5

(c)  As defined in the credit agreements for the senior credit facilities, Corporate EBITDA excludes the impact of extraordinary, unusual or non-recurring gains or losses or charges or credits.

The adjustments reflect the following:

	Three Months Ended December 31, 2013						Three Months Ended December 31, 2012
					Other						Other
EXTRAORDINARY, UNUSUAL OR	U.S Car	Int’l Car	Equipment	All Other	Reconciling		U.S. Car	Int’l Car	Equipment	All Other	Reconciling
NON-RECURRING ITEMS	Rental	Rental	Rental	Operations	Items	Total	Rental	Rental	Rental	Operations	Items	Total

Restructuring charges	$4.5	$2.7	$6.0	$—	$6.2	$19.4	$(0.4)	$9.6	$1.7	$—	$1.1	$12.0
Restructuring related charges	0.1	6.4	1.6	—	(0.6)	7.5	2.9	—	(0.8)	—	0.4	2.5
Acquisition related costs	—	—	—	—	4.8	4.8	96.4	—	—	—	47.7	144.1
Relocation costs	—	—	—	—	3.4	3.4	—	—	—	—	—	—
Integration expenses	6.1	—	—	—	4.8	10.9	—	—	—	—	—	—
Other	(9.6)	5.5	—	1.7	1.9	(0.5)	5.0	—	15.8	—	5.7	26.5
Premiums paid on debt	—	28.7	—	—	—	28.7	—	—	—	—	—	—
Total extraordinary, unusual or non-recurring items	$1.1	$43.3	$7.6	$1.7	$20.5	$74.2	$103.9	$9.6	$16.7	$—	$54.9	$185.1

	Year Ended December 31, 2013						Year Ended December 31, 2012
					Other						Other
	U.S Car	Int’l Car	Equipment	All Other	Reconciling		U.S Car	Int’l Car	Equipment	All Other	Reconciling
	Rental	Rental	Rental	Operations	Items	Total	Rental	Rental	Rental	Operations	Items	Total

Restructuring charges	$22.8	$19.3	$8.4	$—	$26.5	$77.0	$5.3	$21.1	$8.8	$—	$2.8	$38.0
Restructuring related charges	2.8	15.9	1.7	—	1.4	21.8	5.6	2.4	0.5	0.3	2.3	11.1
Acquisition related costs	—	—	—	—	18.5	18.5	96.4	—	—	—	67.3	163.7
Relocation costs	—	—	—	—	7.8	7.8	—	—	—	—	—	—
Integration expenses	18.1	—	—	—	21.9	40.0	—	—	—	—	—	—
Impairment charges and other	44.0	—	—	—	—	44.0	—	—	—	—	—	—
Other	(8.6)	11.5	(1.2)	0.7	43.2	45.6	5.0	—	15.8	—	5.7	26.5
Premiums paid on debt	—	28.7	—	—	—	28.7	—	—	—	—	—	—
Total extraordinary, unusual or non-recurring items	$79.1	$75.4	$8.9	$0.7	$119.3	$283.4	$112.3	$23.5	$25.1	$0.3	$78.1	$239.3

3

Table 8

HERTZ GLOBAL HOLDINGS, INC.

RECONCILIATION OF GAAP TO NON-GAAP EARNINGS MEASURES

(In millions, except as noted)

Unaudited

	Three Months Ended		Years Ended
RECONCILIATION FROM OPERATING	December 31,		December 31,
CASH FLOWS TO EBITDA:	2013	2012	2013	2012

Net cash provided by operating activities	$753.5	$600.5	$3,589.7	$2,709.8
Amortization of debt costs	(13.8)	(17.3)	(68.4)	(83.6)
Provision for losses on doubtful accounts	(7.5)	(14.9)	(45.9)	(38.3)
Derivative losses	(5.3)	(3.6)	(1.6)	(4.3)
Gain on sale of property and equipment	1.3	6.4	3.9	8.3
Loss on disposal of business	—	(55.0)	(4.1)	(46.3)
Income from equity investments	1.7	—	1.7	—
Impairment charges	—	—	(40.0)	—
Loss on revaluation of foreign denominated debt	—	—	—	(2.5)
Loss on extinguishment of debt	(7.2)	—	(34.7)	—
Stock-based compensation charges	(3.5)	(8.0)	(34.8)	(30.3)
Lease charges	22.8	16.2	80.5	79.8
Gain (loss) on revaluation of investment	—	8.5	—	8.5
Deferred income taxes	(82.8)	(22.5)	(241.3)	(124.6)
Provision for taxes on income	62.9	(6.3)	316.9	202.8
Interest expense, net of interest income	168.8	177.9	704.4	645.0
Changes in assets and liabilities	69.6	73.9	(5.5)	148.5
EBITDA	$960.5	$755.8	$4,220.8	$3,472.8

NET CORPORATE DEBT, NET FLEET DEBT	December 31,	September 30,	December 31,	September 30,	June 30,	December 31,
AND TOTAL NET DEBT	2013	2013	2012	2012	2012	2011

Total Corporate Debt	$6,503.8	$6,887.8	$6,545.3	$4,784.4	$4,767.9	$4,704.8
Total Fleet Debt	9,805.6	10,248.5	8,903.3	7,936.5	7,700.0	6,612.3
Total Debt	$16,309.4	$17,136.3	$15,448.6	$12,720.9	$12,467.9	$11,317.1

Corporate Restricted Cash
Restricted Cash, less:	$859.9	$521.3	$551.6	$376.8	$175.4	$308.0
Restricted Cash Associated with Fleet Debt	(771.7)	(456.6)	(494.0)	(302.2)	(104.0)	(213.6)
Corporate Restricted Cash	$88.2	$64.7	$57.6	$74.6	$71.4	$94.4

Net Corporate Debt
Corporate Debt, less:	$6,503.8	$6,887.8	$6,545.3	$4,784.4	$4,767.9	$4,704.8
Cash and Cash Equivalents	(423.2)	(548.7)	(545.5)	(453.4)	(586.2)	(931.8)
Corporate Restricted Cash	(88.2)	(64.7)	(57.6)	(74.6)	(71.4)	(94.4)
Net Corporate Debt	$5,992.4	$6,274.4	$5,942.2	$4,256.4	$4,110.3	$3,678.6

Net Fleet Debt
Fleet Debt, less:	$9,805.6	$10,248.5	$8,903.3	$7,936.5	$7,700.0	$6,612.3
Restricted Cash Associated with Fleet Debt	(771.7)	(456.6)	(494.0)	(302.2)	(104.0)	(213.6)
Net Fleet Debt	$9,033.9	$9,791.9	$8,409.3	$7,634.3	$7,596.0	$6,398.7

Total Net Debt	$15,026.3	$16,066.3	$14,351.5	$11,890.7	$11,706.3	$10,077.3

	Three Months Ended December 31,
	U.S. Car Rental		International Car Rental
TOTAL RPD (a)	2013	2012	2013	2012

Car rental segment revenues (b)	$1,476.3	$1,293.6	$544.2	$514.5
Advantage sublease revenue	—	(3.7)	—	—
Foreign currency adjustment	—	—	5.5	5.9
Total rental revenue	$1,476.3	$1,289.9	$549.7	$520.4
Transactions days (in thousands)	32,875	28,324	10,473	9,924
Total RPD (in whole dollars)	$44.91	$45.54	$52.49	$52.44

	Twelve Months Ended December 31,
	U.S. Car Rental		International Car Rental
TOTAL RPD (a)	2013	2012	2013	2012

Car rental segment revenues (b)	$6,324.4	$4,893.2	$2,382.5	$2,268.5
Advantage sublease revenue	(65.0)	(3.7)	—	—
Foreign currency adjustment	—	—	40.1	46.0
Total rental revenue	$6,259.4	$4,889.5	$2,422.6	$2,314.5
Transactions days (in thousands)	133,181	105,539	45,019	43,248
Total RPD (in whole dollars)	$47.00	$46.33	$53.81	$53.52

	Three Months Ended		Twelve Months Ended
EQUIPMENT RENTAL AND RENTAL	December 31,		December 31,
RELATED REVENUE (a)	2013	2012	2013	2012

Equipment rental segment revenues	$400.9	$385.3	$1,538.0	$1,385.4
Equipment sales and other revenue	(33.5)	(33.9)	(132.3)	(122.9)
Foreign currency adjustment	3.1	0.2	9.3	4.0
Rental and rental related revenue	$370.5	$351.6	$1,415.0	$1,266.5

(a)                                 Based on 12/31/13 foreign exchange rates.

(b)                                 Includes U.S. off-airport revenues of $356.7 million and $325.2 million for the three months ended December 31, 2013 and 2012, respectively, and $1,454.5 and $1,305.7 million for the twelve months ended December 31, 2013 and 2012, respectively.  Also includes revenue from licensee transactions, among other items.

Exhibit 1

Non-GAAP Measures: Definitions and Use/Importance

Hertz Global Holdings, Inc. (“Hertz Holdings”) is our top-level holding company.  The Hertz Corporation (“Hertz”) is our primary operating company.  The term “GAAP” refers to accounting principles generally accepted in the United States of America.

Definitions of non-GAAP measures utilized in Hertz Holdings’ March 18, 2014 Press Release are set forth below. Also set forth below is a summary of the reasons why management of Hertz Holdings and Hertz believes that the presentation of the non-GAAP financial measures included in the Press Release provide useful information regarding Hertz Holdings’ and Hertz’s financial condition and results of operations and additional purposes, if any, for which management of Hertz Holdings and Hertz utilize the non-GAAP measures.

1. Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) and Corporate EBITDA

EBITDA is defined as net income before net interest expense, income taxes and depreciation (which includes revenue earning equipment lease charges) and amortization. Corporate EBITDA, as presented herein, represents EBITDA as adjusted for car rental fleet interest, car rental fleet depreciation and certain other items, as described in more detail in the accompanying tables.

Management uses EBITDA and Corporate EBITDA as operating performance and liquidity metrics for internal monitoring and planning purposes, including the preparation of our annual operating budget and monthly operating reviews, as well as to facilitate analysis of investment decisions, profitability and performance trends. Further, EBITDA enables management and investors to isolate the effects on profitability of operating metrics such as revenue, operating expenses and selling, general and administrative expenses, which enables management and investors to evaluate our two business segments that are financed differently and have different depreciation characteristics and compare our performance against companies with different capital structures and depreciation policies. We also present Corporate EBITDA as a supplemental measure because such information is utilized in the calculation of financial covenants under Hertz’s senior credit facilities.

EBITDA and Corporate EBITDA are not recognized measurements under GAAP. When evaluating our operating performance or liquidity, investors should not consider EBITDA and Corporate EBITDA in isolation of, or as a substitute for, measures of our financial performance and liquidity as determined in accordance with GAAP, such as net income, operating income or net cash provided by operating activities.

2. Adjusted Pre-Tax Income

Adjusted pre-tax income is calculated as income before income taxes plus non-cash purchase accounting charges, debt-related charges relating to the amortization of debt financing costs and debt discounts and certain one-time charges and non-operational items. Adjusted pre-tax income is important to management because it allows management to assess operational performance of our business, exclusive of the items mentioned above.  It also allows management to assess the performance of the entire business on the same basis as the segment measure of profitability.  Management believes that it is important to investors for the same reasons it is important to management and because it allows them to assess the operational performance of the Company on the same basis that management uses internally.

3. Adjusted Net Income

Adjusted net income is calculated as adjusted pre-tax income less a provision for income taxes derived utilizing a normalized income tax rate (35% in 2013 and 34% in 2012) and noncontrolling interest. The normalized income tax rate is management’s estimate of our long-term tax rate.  Adjusted net income is important to management and investors because it represents our operational performance exclusive of the effects of purchase accounting, debt-related charges, one-time charges and items that are not operational in nature or comparable to those of our competitors.

4. Adjusted Diluted Earnings Per Share

Adjusted diluted earnings per share is calculated as adjusted net income divided by, for the three months ended December 31, 2013, 464.3 million which represents the weighted average diluted shares outstanding for the period, for the twelve months ended December 31, 2013, 463.9 million which represents the weighted average diluted shares outstanding for the period and for the three months ended December 31, 2012, 421.1 million which represents the weighted average diluted shares outstanding for the period, for the twelve months ended December 31, 2012, 448.2 million represents the weighted average diluted shares outstanding for the period. Adjusted diluted earnings per share is important to management and investors because it represents a measure of our operational performance exclusive of the effects of purchase accounting adjustments, debt-related charges, one-time charges and items that are not operational in nature or comparable to those of our competitors.

5. Transaction Days

Transaction days represent the total number of days that vehicles were on rent in a given period.

6. Car Rental Revenue, Total RPD and Total Rental Revenue Per Transaction

Car rental revenue consists of all revenue (including U.S. and International), net of discounts, associated with the rental of cars including charges for optional insurance products, revenue from fleet subleases, and licensee transactions.  But for purposes of calculating total revenue per transaction day, or “Total RPD,” we exclude revenue from fleet subleases. Total RPD is calculated as total revenue less revenue from fleet subleases, divided by the total number of transaction days, with all periods adjusted to eliminate the effect of fluctuations in foreign currency. Our management believes eliminating the effect of fluctuations in foreign currency is appropriate so as not to affect the comparability of underlying trends. This statistic is important to our management and investors as it represents the best measurement of the changes in underlying pricing in the car rental business and encompasses the elements in car rental pricing that management has the ability to control.

7. Equipment Rental and Rental Related Revenue

Equipment rental and rental related revenue consists of all revenue, net of discounts, associated with the rental of equipment including charges for delivery, loss damage waivers and fueling, but excluding revenue arising from the sale of equipment, parts and supplies and certain other ancillary revenue. Rental and rental related revenue is adjusted in all periods to eliminate the effect of fluctuations in foreign currency. Our management believes eliminating the effect of fluctuations in foreign currency is appropriate so as not to affect the comparability of underlying trends. This statistic is important to our management and to investors as it is utilized in the measurement of rental revenue generated per dollar invested in fleet on an annualized basis and is comparable with the reporting of other industry participants.

8. Same Store Revenue Growth/Decline

Same store revenue growth or decline is calculated as the year over year change in revenue for locations that are open at the end of the period reported and have been operating under our direction for more than twelve months. The same store revenue amounts are adjusted in all periods to eliminate the effect of fluctuations in foreign currency. Our management believes eliminating the effect of fluctuations in foreign currency is appropriate so as not to affect the comparability of underlying trends.

9. Free Cash Flow

Free cash flow is calculated as Net cash provided by operating activities less revenue earning equipment expenditures, net of disposal proceeds and car rental fleet financing, less non-fleet capital expenditures, net of non-fleet disposals. Free cash flow is important to management and investors as it represents the cash available for acquisitions and the reduction of corporate debt.

10. Net Corporate Debt

Net corporate debt is calculated as total debt excluding fleet debt less cash and equivalents and corporate restricted cash.  Corporate debt consists of our Senior Term Facility; Senior ABL Facility; Senior Notes; Senior Subordinated Notes, Convertible Senior Notes; and certain other indebtedness of our domestic and foreign subsidiaries. Net Corporate Debt is important to management, investors and ratings agencies as it helps measure our leverage. Net Corporate Debt also assists in the evaluation of our ability to service our non-fleet-related debt without reference to the expense associated with the fleet debt, which is fully collateralized by assets not available to lenders under the non-fleet debt facilities.

11. Corporate Restricted Cash (used in the calculation of Net Corporate Debt)

Total restricted cash includes cash and cash equivalents that are not readily available for our normal disbursements. Total restricted cash and equivalents are restricted for the purchase of revenue earning vehicles and other specified uses under our Fleet Debt facilities, our like-kind exchange programs and to satisfy certain of our self-insurance regulatory reserve requirements. Corporate restricted cash is calculated as total restricted cash less restricted cash associated with fleet debt.

12. Net Fleet Debt

Net fleet debt is calculated as total fleet debt less restricted cash associated with fleet debt.  As of December 31, 2013, fleet debt consists of HVF U.S. Fleet Variable Funding Notes, HVF U.S. Fleet Medium Term Notes, RCFC U.S. Fleet Medium Term Notes, HVF II U.S. Fleet Variable Funding Notes, HFLF Variable Funding Notes, HFLF Medium Term Notes, U.S. Fleet Financing Facility, European Revolving Credit Facility, European Fleet Notes, European Securitization, Hertz-Sponsored Canadian Securitization, Dollar Thrifty-Sponsored Canadian Securitization, Australian Securitization, Brazilian Fleet Financing and Capitalized Leases relating to revenue earning equipment. This measure is important to management, investors and ratings agencies as it helps measure our leverage.

13. Restricted Cash Associated with Fleet Debt (used in the calculation of Net Fleet Debt and Corporate Restricted Cash)

Restricted cash associated with fleet debt is restricted for the purchase of revenue earning vehicles and other specified uses under our Fleet Debt facilities and our car rental like-kind exchange program.

14. Total Net Debt

Total net debt is calculated as net corporate debt plus net fleet debt.  This measure is important to management, investors and ratings agencies as it helps measure our leverage.